                                                 UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                            WASHINGTON, D.C. 20549
                                -----------------------------------------------

                                                   FORM 8-K

                                                CURRENT REPORT
                                      PURSUANT TO SECTION 13 OR 15(d) OF
                                      THE SECURITIES EXCHANGE ACT OF 1934

                      Date of Report (Date of earliest event reported): February 1, 2007

                                          The Phoenix Companies, Inc.
-------------------------------------------------------------------------------------------------------------
                            (Exact name of registrant as specified in its charter)

     Delaware                                     001-16517                                 06-1599088
-------------------                      --------------------------               -------------------------
(State or other jurisdiction              (Commission File Number)                            (IRS Employer
   of incorporation)                                                                    Identification No.)

         One American Row, Hartford, CT                                                       06102 -5056
--------------------------------------------------------------                         --------------------
       (Address of Principal Executive Offices)                                                (Zip Code)

Registrant's telephone number, including area code:                                        (860) 403-5000
                                                                                 --------------------------

                                                NOT APPLICABLE
           -----------------------------------------------------------------------------------------
                         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

On February 1, 2007, The Phoenix Companies, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2006. This release is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(a)      Not applicable
(b)      Not applicable
(c)      Not applicable
(d)      Exhibits

         The following exhibit is furnished herewith:

         99.1   News release of The Phoenix Companies, Inc. dated February 1, 2007.

                                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     THE PHOENIX COMPANIES, INC.

Date: February 1, 2007                               By: /s/ Katherine P. Cody
                                                         ------------------------------------------------
                                                         Name:  Katherine P. Cody
                                                         Title: Senior Vice President and Chief
                                                                 Accounting Officer

                                                                                               EXHIBIT 99.1

NEWS RELEASE                                                                                      [logo]
                                                                                                PHOENIXSM

                                                                                      One American Row
               For Immediate Release                                                  PO Box 5056
                                                                                      Hartford CT 06102-5056
                                                                                      www.phoenixwm.com

Contacts:
Media Relations                                            Investor Relations
Alice S. Ericson, 860-403-5946                             Peter A. Hofmann, 860-403-7100
Alice.ericson@phoenixwm.com                                pnx.ir@phoenixwm.com

                     The Phoenix Companies, Inc. Fourth Quarter and Full Year 2006 Earnings

Hartford, CT, February 1, 2007 - The Phoenix Companies, Inc. (NYSE: PNX) today reported earnings for the fourth quarter and full year 2006.

FOURTH QUARTER 2006 HIGHLIGHTS

•  Net income was $44.3 million, or $0.38 per diluted share, compared with $50.2 million, or $0.48 per diluted share, in the fourth quarter of 2005.
•  Total segment income was $36.3 million, or $0.31 per diluted share, a 32 percent rise from $27.6 million, or $0.27 per diluted share, in the fourth quarter of 2005.
•  Life and Annuity pre-tax segment income rose 69 percent to $75.6 million, from $44.8 million in the fourth quarter of 2005.
•  Asset Management earnings before interest, taxes, depreciation and amortization (EBITDA) was $6.1 million, compared with $9.8 million in the fourth quarter of 2005. The segment reported a pre-tax segment loss of $1.9 million, compared with pre-tax segment income of $1.2 million in the prior year period.

    Total segment income, total segment income per share, pre-tax segment income, and EBITDA, among other measures presented below, are non-GAAP financial measures that are presented in a manner consistent with the way management evaluates operating results, and which management believes is useful to investors.  An explanation regarding the company's use of non-GAAP financial measures and a reconciliation of non-GAAP financial measures used by the company to GAAP measures is provided in the tables at the end of this release.

                                                    -more-

The Phoenix Companies Inc....2

 FOURTH QUARTER 2006 RESULTS

Earnings Summary                                                    Fourth          Fourth
($ in millions except per share data)                               Quarter         Quarter
                                                                     2006            2005           Change
                                                                 -------------    ------------    -----------
Life and Annuity Segment                                              $75.6           $44.8           $30.8
Asset Management Segment                                               (1.9)            1.2            (3.1)
Corporate and Other Segment                                           (14.7)          (18.2)            3.5
Venture Capital Segment                                                --               1.6            (1.6)
                                                                 --------------------------------------------
Total Segment Income, Before Income Taxes                              59.0            29.4            29.6
Applicable Income Taxes                                                22.7             1.8            20.9
                                                                 -------------    ------------    -----------
Total Segment Income                                                   36.3            27.6             8.7
Realized Investment Gains, Net                                          9.5            23.9           (14.4)
Restructuring Costs and Other Items, Net                               (1.5)           (1.3)           (0.2)
                                                                 -------------    ------------    -----------
Net Income                                                            $44.3           $50.2           $(5.9)
                                                                 =============    ============    ===========

Earnings Per Share Summary
Net Income Per Share
    Basic                                                               $.39            $.53           $(.14)
    Diluted                                                             $.38            $.48           $(.10)
Total Segment Income Per Share
    Basic                                                               $.32            $.29            $.03
    Diluted                                                             $.31            $.27            $.04
Weighted Average Shares Outstanding (in millions)
    Basic                                                              113.7            95.1
    Diluted                                                            115.4           103.5

   "The underlying strengths of our business drove sustained progress in the fourth quarter, contributing to a
32 percent increase in total segment income, led by our life business," said Dona D. Young, chairman, president and chief executive officer. "We made enormous strides during the course of the year, enabling us to mitigate the impact of the first quarter asset management impairment charge. The position in which we find ourselves at the conclusion of 2006 is most encouraging - fund performance significantly improved, new distribution relationships established, and strong sales growth in life, annuity and mutual funds.
   "Specifically, Life and Annuity segment income grew substantially in 2006, reaching its highest level in our history as a public company. The business benefited from strong persistency and mortality in life insurance, double-digit sales growth and sound expense management. Life sales had a record year, reflecting growth at key distribution partners and enhancements to our core products, and annuity sales improved throughout the year thanks to our refocused distribution strategy and a broader product portfolio. We expect our recently announced relationship with National Life Group to further accelerate sales growth in annuities," Mrs. Young said.

                                                    -more-

The Phoenix Companies Inc....3

   "Asset Management earnings, excluding the first quarter impairment charge, improved as expense reductions offset revenue declines. As a result, the business showed moderate growth in EBITDA for the year," she said.
"Our mutual fund sales strategy produced increasingly higher sales quarters and a record-breaking year, and assets under management grew 20 percent through a combination of fund acquisitions, inflows and market performance. With 68 percent of assets under management outperforming their five-year benchmarks, we are increasingly optimistic about the outlook for net flows in 2007."

FULL YEAR 2006 HIGHLIGHTS

•  Net income was $99.9 million, or $0.88 per diluted share, in 2006, compared with $108.4 million, or
   $1.06 per diluted share, in 2005.
•  Total segment income was $88.2 million, or $0.78 per diluted share, in 2006, compared with $101.7 million, or $0.99 per diluted share, in 2005.
•  Life and Annuity pre-tax segment income rose 11 percent to $213.7 million in 2006, from $192.5 million in 2005.
•  Asset Management EBITDA rose 5 percent to $36.9 million in 2006, from $35.0 million in 2005. The segment recorded a pre-tax segment loss of $28.6 million in 2006, compared with a $10.5 million loss in the prior year.

FULL YEAR 2006 RESULTS

   Earnings Summary                                            For the Year Ended
   ($ in millions except per share data)                          December 31,
                                                          -----------------------------
                                                              2006            2005            Change
                                                          -------------    ------------    ------------
   Life and Annuity Segment                                   $213.7          $192.5           $21.2
   Asset Management Segment                                    (28.6)          (10.5)          (18.1)
   Corporate and Other Segment                                 (60.3)          (69.6)            9.3
   Venture Capital Segment                                      --              14.8           (14.8)
                                                          -------------    ------------    ------------
   Total Segment Income, Before Income Taxes                   124.8           127.2            (2.4)
   Applicable Income Taxes                                      36.6            25.5            11.1
                                                          -------------    ------------    ------------
   Total Segment Income                                         88.2           101.7           (13.5)
   Realized Investment Gains, Net                               21.8            18.5             3.3
   Restructuring Costs and Other Items, Net                    (10.1)          (11.1)            1.0
   Discontinued Operations                                      --              (0.7)            0.7
                                                          -------------    ------------    ------------
   Net Income                                                  $99.9          $108.4           $(8.5)
                                                          =============    ============    ============

   Earnings Per Share Summary
   Net Income Per Share
       Basic                                                     $.90           $1.14          $(.24)
       Diluted                                                   $.88           $1.06          $(.18)
   Total Segment Income Per Share
       Basic                                                     $.79           $1.07          $(.28)
       Diluted                                                   $.78           $ .99          $(.21)
   Weighted Average Shares Outstanding (in millions)
       Basic                                                    110.9            95.0
       Diluted                                                  113.1           102.4

                                                    -more-

The Phoenix Companies Inc....4

SUMMARY OF SEGMENT RESULTS

    Phoenix has three segments, "Life and Annuity," "Asset Management" and "Corporate and Other." The
Corporate and Other segment includes unallocated capital, interest expense and other expenses, and certain businesses not of sufficient scale to report independently.
    In prior years, the company maintained a Venture Capital segment. In the fourth quarter of 2005, the company entered into an agreement to sell approximately three-quarters of the assets in that segment and, as a result, eliminated the segment, effective January 1, 2006. Earnings from the remaining assets have been allocated to the Life and Annuity segment.

    Life And Annuity

   Fourth Quarter 2006 Summary                                 Fourth           Fourth
   ($ in millions)                                             Quarter          Quarter
                                                                2006             2005           Change
                                                            -------------    ------------    -----------
   Life Insurance Income (pre-tax)                               $83.8           $36.1           $47.7
   Annuity Income(Loss) (pre-tax)                                 (8.2)            8.7           (16.9)
                                                            -------------    ------------    -----------
   Life and Annuity Segment Income (pre-tax)                     $75.6           $44.8           $30.8
                                                            =============    ============    ===========

   Life Insurance Sales (Annualized + Single Premium)            $99.0           $85.1           $13.9
   Total Private Placement Deposits (Life Insurance
     and Annuity)                                               $947.1          $281.9          $665.2
   Annuity Deposits                                             $121.2           $83.4           $37.8
   Annuity Net Withdrawals                                     $(101.8)        $(214.3)         $112.5

   Full-Year 2006 Summary                                        For the Year Ended
   ($ in millions)                                                  December 31,
                                                            -----------------------------    -----------
                                                                2006             2005           Change
                                                            -------------    ------------    -----------
   Life Insurance Income (pre-tax)                              $209.7          $180.5           $29.2
   Annuity Income (pre-tax)                                        4.0            12.0            (8.0)
                                                            -------------    ------------    -----------
   Life and Annuity Segment Income (pre-tax)                    $213.7          $192.5           $21.2
                                                            =============    ============    ===========

   Life Insurance Sales (Annualized + Single Premium)           $329.3          $192.5          $136.8
   Total Private Placement Deposits (Life Insurance
     and Annuity)                                             $1,053.7          $820.3          $233.4
   Annuity Deposits                                             $421.0          $339.1           $81.9
   Annuity Net Withdrawals                                     $(959.6)        $(655.3)        $(304.3)

•  Life and Annuity pre-tax segment income for the quarter and the year benefited from stable persistency, favorable mortality, higher sales in both life and annuity, lower expenses, and favorable equity  markets. The current quarter result includes a net $8.2 million pre-tax benefit resulting from a deferred acquisition cost (DAC) unlocking and other related adjustments.
•  Total life insurance sales (annualized and single premium) rose 16 percent from the fourth quarter of
   2005. Annualized premium of $77.2 million rose 19 percent from the prior year period. For the full year
   2006, total life sales grew 71 percent, and annualized premium grew 89 percent to $258.9 million.

                                                    -more-

The Phoenix Companies Inc....5

•  Annuity deposits rose 45 percent from the fourth quarter of 2005 and 24 percent in the full year.
   Excluding discontinued products, deposits rose 49 percent quarter-over-quarter and 33 percent year-over-year.
•  Life insurance sales and annuity deposits exclude private placement deposits. Total private placement life and annuity deposits were $947.1 million in the fourth quarter of 2006, bringing full year 2006 private placement deposits to $1.1 billion, compared with $820.3 million in the prior year. Deposits from private placement sales can vary widely because they involve fewer, but significantly larger, cases.
   Private placement assets under management at December 31, 2006 exceeded $4 billion.

     Asset Management

   Fourth Quarter 2006 Summary                               Fourth           Fourth
   ($ in millions)                                           Quarter          Quarter
                                                              2006             2005           Change
                                                          -------------    ------------    ------------
   Asset Management EBITDA                                      $6.1             $9.8           $(3.7)
   Asset Management Segment Income (Loss) (pre-tax)            $(1.9)            $1.2           $(3.1)

   Asset Management Inflows                                 $2,077.9         $2,391.4         $(313.5)
   Asset Management Net Flows                                $(134.4)       $(1,779.0)       $1,644.6

   Assets Under Management (end of period)                 $44,962.8        $37,422.9        $7,539.9

   Full-Year 2006 Summary                                      For the Year Ended
   ($ in millions)                                                December 31,
                                                          -----------------------------    ------------
                                                              2006            2005            Change
                                                          -------------    ------------    ------------
   Asset Management EBITDA                                     $36.9            $35.0            $1.9
   Asset Management Segment Income (Loss) (pre-tax)           $(28.6)          $(10.5)         $(18.1)

   Asset Management Inflows                                 $7,741.4        $10,338.0       $(2,596.6)
   Asset Management Net Flows                              $(4,030.8)       $(5,585.7)       $1,554.9

   Assets Under Management (end of period)                 $44,962.8        $37,422.9        $7,539.9

•  The Asset Management pre-tax segment loss in the fourth quarter included $3.2 million in severance and other unusual employment-related expenses and a $1.8 million adjustment related to new mutual fund distribution and administration contracts. The full year segment loss was driven by a $32.5 million
   ($20.1 million, after tax) identified intangible asset impairment in the first quarter.
•  EBITDA rose 5 percent for the full year 2006, despite lower investment management fees, reflecting disciplined expense management and the elimination of minority interest charges. EBITDA declined 38 percent quarter-over-quarter but rose 13 percent excluding the $5.0 million of items identified above.
•  Net flows improved significantly both quarter-over-quarter and year-over-year as redemptions subsided.
   Inflows were driven by mutual fund sales, which grew 86 percent in the fourth quarter and 26 percent in
   2006, as well as structured finance products.

                                                    -more-

The Phoenix Companies Inc....6

•  Assets under management (AUM) increased in the quarter due to positive market performance. The 20 percent year-over-year increase in AUM also reflects the adoption of the Insight Funds in the second quarter.
•  Relative investment performance improved significantly over the prior year, with 68 percent of AUM out-performing their respective benchmarks for the five-year period ended December 31, 2006, compared with
   60 percent a year ago. In addition, 68 and 66 percent of AUM out-performed their one- and three-year benchmarks, compared with 43 and 39 percent, respectively, in the prior year.
•  Pre-tax operating margin, before intangible amortization, was 10.3 percent for the quarter, compared with 17.1 percent in the fourth quarter of 2005, and 16.4 percent for full year 2006, compared with 16.5 percent in 2005.

Corporate and Other Segment
    The Corporate and Other segment had a pre-tax segment loss of $14.7 million in the fourth quarter of
2006, compared with an $18.2 million pre-tax segment loss in the fourth quarter of 2005. For the full year, the segment had a pre-tax segment loss of $60.3 million in 2006, compared with a pre-tax segment loss of $69.6 in 2005. The quarterly and full year results reflect higher investment earnings and lower expenses.

YEAR END 2006 STATUTORY RESULTS FOR PHOENIX LIFE INSURANCE COMPANY
•  Statutory surplus and asset valuation reserve ended the year at $1.1 billion, 2 percent ahead of 2005.
•  Risk-based capital ended the year well over 400 percent.
•  Full-year statutory net gain from operations was $131.6 million, compared with $106.2 million in 2005.

NET REALIZED INVESTMENT GAINS
    Fourth quarter of 2006 net realized investment gains, after tax, were $9.5 million, compared with $23.9 million, after tax, in the fourth quarter of 2005. The 2005 quarter included a realized gain of $35.1 million from the delivery of shares of Hilb Rogal Hobbs (HRH) according to the terms of stock purchase contracts
Phoenix issued in 2002. The results for the fourth quarter of 2006 include net impairments of $0.5 million after offsets for taxes, DAC, and the policyholder dividend obligation, and gross impairments of $3.0 million.
The fourth quarter of 2005 had net impairments of $0.9 million and gross impairments of $8.5 million.

                                                    -more-

The Phoenix Companies Inc....7

    For the full year 2006, net realized investment gains, after tax, were $21.8 million, compared with $18.5 million in 2005. The 2006 results include net impairments of $1.6 million after offsets for taxes, DAC and the policyholder dividend obligation, and gross impairments of $7.9 million. The 2005 results include net impairments of $2.9 million after offsets for taxes, DAC and the policyholder dividend obligation, and gross impairments of $34.3 million.

OTHER ITEMS
•  On January 18, 2007, Phoenix and National Life Group announced a strategic alliance in which Phoenix and Equity Services, Inc., a member of the National Life Group, will co-market Phoenix's variable annuity products through Equity Services' registered representatives. The alliance also includes plans to add
   National Life Group's affiliated Sentinel Variable Product Funds as investment options to many of Phoenix's variable annuity and life insurance products later in the year.
•  On January 30, 2007, Phoenix and State Farm reached an agreement to extend the existing distribution agreement by an additional five years, from 2011 to 2016.

CONFERENCE CALL
    The Phoenix Companies, Inc. will host a conference call today at 11 a.m. Eastern time to discuss Phoenix's fourth quarter and full year 2006 financial results. The conference call will be broadcast live over the
Internet at www.phoenixwm.com in the Investor Relations section. The call can also be accessed by telephone at
973-321-1020 (conference ID #8270260). A replay of the call will be available through February 15, 2007 by telephone at 973-341-3080 (pin code #8270260) and in the Investor Relations section of Phoenix's Web site.

ABOUT PHOENIX
    With roots dating to 1851, The Phoenix Companies, Inc. (NYSE: PNX) helps individuals and institutions solve their often highly complex personal financial and business planning needs through its broad array of life insurance, annuities and investments. In 2006, Phoenix had annual revenues of $2.6 billion and total assets of
$29.0 billion. More detailed financial information can be found in Phoenix's financial supplement for the fourth quarter of 2006, which is available on Phoenix's Web site, www.phoenixwm.com in the Investor Relations section.

                                                    -more-

The Phoenix Companies Inc....8

FORWARD-LOOKING STATEMENTS
    This presentation may contain forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995 which, by their nature, are subject to risks and uncertainties. The company intends these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These include statements relating to trends in, or representing management's beliefs about, the company's future strategies, operations and financial results, as well as other statements including words such as "anticipate", "believe," "plan," "estimate," "expect," "intend,"
"may," "should" and other similar expressions. Forward-looking statements are made based upon management's current expectations and beliefs concerning trends and future developments and their potential effects on the company. They are not guarantees of future performance. Actual results may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others:
(i) changes in general economic conditions, including changes in interest and currency exchange rates and the performance of financial markets; (ii) heightened competition, including with respect to pricing, entry of new competitors and the development of new products and services by new and existing competitors; (iii) the company's primary reliance, as a holding company, on dividends and other payments from its subsidiaries to meet debt payment obligations, particularly since the company's insurance subsidiaries' ability to pay dividends is subject to regulatory restrictions; (iv) regulatory, accounting or tax developments that may affect the company or the cost of, or demand for, its products or services; (v) downgrades in the financial strength ratings of the company's subsidiaries or in the company's credit ratings; (vi) discrepancies between actual claims or investment experience and assumptions used in setting prices for the products of insurance subsidiaries and establishing the liabilities of such subsidiaries for future policy benefits and claims relating to such products; (vii) movements in the equity markets that affect the company's investment results, including those from the fees the company earns from assets under management and the demand for the company's variable products; (viii) the relative success and timing of implementation of the company's strategies; (ix)
the effects of closing the company's retail brokerage operations; and (x) other risks and uncertainties described in any of the company's filings with the Securities and Exchange Commission. The company undertakes no obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

                                                    -more-

    The Phoenix Companies Inc....9

    Financial Highlights
    Three and Twelve Months Ended December 31, 2006 and 2005
    (Unaudited)

                                                              Three Months               Twelve Months
                                                       ------------------------   ---------------------------
                                                           2006        2005            2006          2005
                                                       ----------- ------------   ------------ --------------

    Income Statement Summary ($ in millions)

    Revenues                                            $   674.8   $   714.2      $ 2,578.0     $ 2,608.9

    Total Segment Income (1)                                  36.3        27.6           88.2         101.7

    Net Income                                          $    44.3   $    50.2      $    99.9     $   108.4

    ---------------------------------------------

    Earnings Per Share

    Weighted Average Shares Outstanding
    (in thousands)
     Basic                                               113,664        95,112       110,932        95,045
     Diluted                                             115,428       103,541       113,131       102,438
                                                      ===========   ===========   ===========   ===========

    Total Segment Income Per Share (1)
     Basic                                             $    0.32     $    0.29     $    0.79     $    1.07
     Diluted                                           $    0.31     $    0.27     $    0.78     $    0.99
                                                      ===========   ===========   ===========   ===========

    Net Income Per Share
     Basic                                             $    0.39     $    0.53     $    0.90     $    1.14
     Diluted                                           $    0.38     $    0.48     $    0.88     $    1.06
                                                      ===========   ===========   ===========   ===========

    ---------------------------------------------

    Balance Sheet Summary
     ($ in millions, except share and                   December     December
      per share data)                                     2006         2005
                                                      -----------   -----------

    Invested Assets (2)                                 $16,107.8     $16,717.2
    Separate Account Assets                              9,458.6       7,722.2
    Total Assets                                        28,973.2      27,716.2
    Indebtedness                                           685.4         751.9
    Total Stockholders' Equity                         $ 2,236.1     $ 2,007.1
    Average Equity, excluding Accumulated OCI,
     FIN 46-R and
     Discontinued operations (3)                       $ 2,251.8     $ 2,028.6

    Common Shares outstanding (in thousands)             113,688        95,116
                                                      -----------   -----------
    Book Value Per Share                               $   19.67     $   21.10
    Book Value Per Share, excluding Accumulated
     OCI and FIN 46-R                                      20.80         22.28

    Third Party Assets Under Management                $44,962.8     $37,422.9

(1)  In addition to financial measures presented in accordance with Generally Accepted Accounting
    Principles ("GAAP"), Phoenix uses non-GAAP financial measures such as total segment income, total segment income per share, segment income, pre-tax segment income and EBITDA in evaluating its financial performance. Net Income and net income per share are the most directly comparable GAAP measures. Phoenix's non-GAAP financial measures should not be considered as substitutes for net income and net income per share. Therefore, investors should evaluate both GAAP and non-GAAP financial measures when reviewing
    Phoenix's performance. A reconciliation of the net income to Phoenix's non-GAAP financial measures is set forth in the tables at the end of this release. Investors should note that Phoenix's calculation of these measures may differ from similar measures used by other companies.

    Total segment income, and components of and measures derived from total segment income, are internal performance measures used by Phoenix in the management of its operations, including its compensation plans and planning processes. In addition, management believes that these measures provide investors with additional insight into the underlying trends in Phoenix's operations.

    Total segment income represents income from continuing operations, which is a GAAP measure, before realized investment gains and losses, and certain other items.

    •  Net realized investment gains and losses are excluded from total segment income because their size and timing are frequently subject to management's discretion.
    •  Certain other items may be excluded from total segment income because we believe they are not indicative of overall operating trends and are items that management believes are non-recurring and material, and which result from a business restructuring, a change in regulatory environment, or other unusual circumstances.

    Within its Asset Management segment, management also considers earnings before interest, taxes, depreciation and amortization ("EBITDA"). Management believes EBITDA provides additional perspective on the operating efficiency and profitability of the Asset Management segment. EBITDA represents pre-tax segment income before depreciation and amortization of goodwill and intangibles.

(2)  Invested assets equals total investments plus cash and equivalents less debt and equity securities pledged as collateral.

(3)  This average equity is used for the calculation of total segment return on equity ("ROE") and represents the average of the monthly average of equity, excluding accumulated OCI, the effects of FIN
    46-R and the equity of discontinued operations. ROE is calculated by dividing (i) total segment income, by
    (ii) average equity, excluding accumulated OCI, FIN 46-R and discontinued operations. ROE is an internal performance measure used by Phoenix in the management of its operations, including its compensation plans and planning processes. In addition, management believes that this measure provides investors with a useful metric to assess the effectiveness of Phoenix's use of capital.

                                                    -more-

    Phoenix Companies Inc...10

    Consolidated Balance Sheet
    December 31, 2006 (Unaudited, Preliminary) and December 31, 2005
    (in millions, except share data)

                                                                                   2006            2005
                                                                               ------------    ------------
    ASSETS:
    Available-for-sale debt securities, at fair value                           $ 12,696.8      $ 13,404.6
    Available-for-sale equity securities, at fair value                              187.1           181.8
    Mortgage loans, at unpaid principal balances                                      71.9           128.6
    Venture capital partnerships, at equity in net assets                            116.8           145.1
    Policy loans, at unpaid principal balances                                     2,322.0         2,245.0
    Other investments                                                                308.3           310.6
                                                                               ------------    ------------
                                                                                  15,702.9        16,415.7
    Available-for-sale debt and equity securities pledged
     as collateral, at fair value                                                    267.8           304.4
                                                                               ------------    ------------
    Total Investments                                                             15,970.7        16,720.1
    Cash and cash equivalents                                                        404.9           301.5
    Accrued investment income                                                        215.8           225.8
    Receivables                                                                      197.1           146.9
    Deferred policy acquisition costs                                              1,752.7         1,556.0
    Deferred income taxes                                                             20.1            56.0
    Intangible assets                                                                237.5           295.9
    Goodwill                                                                         467.7           467.7
    Other assets                                                                     248.1           224.1
    Separate account assets                                                        9,458.6         7,722.2
                                                                               ------------    ------------
    Total Assets                                                                $ 28,973.2      $ 27,716.2
                                                                               ============    ============

    LIABILITIES:
    Policy liabilities and accruals                                             $ 13,494.2      $ 13,246.2
    Policyholder deposit funds                                                     2,228.4         3,060.7
    Indebtedness                                                                     685.4           751.9
    Other liabilities                                                                522.0           534.3
    Non-recourse collateralized obligations                                          344.0           389.9
    Separate account liabilities                                                   9,458.6         7,722.2
                                                                               ------------    ------------
    Total Liabilities                                                             26,732.6        25,705.2
                                                                               ------------    ------------

    MINORITY INTEREST:
    Minority interest in net assets of subsidiaries                                    4.5             3.9
                                                                               ------------    ------------

    STOCKHOLDERS' EQUITY:
    Common stock, $0.01 par value, 125,001,730 and
       106,429,147 shares issued                                                       1.3             1.1
    Additional paid-in capital                                                     2,602.9         2,440.3
    Deferred compensation on restricted stock units                                   (2.6)           (2.7)
    Accumulated deficit                                                             (111.3)         (193.1)
    Accumulated other comprehensive income                                           (74.7)          (59.0)
    Treasury stock, at cost: 11,313,564 and 11,313,564 shares                       (179.5)         (179.5)
                                                                               ------------    ------------
    Total stockholders' equity                                                     2,236.1         2,007.1
                                                                               ------------    ------------
    Total liabilities, minority interest and stockholders' equity               $ 28,973.2       $27,716.2
                                                                               ============    ============

                                                    -more-

    The Phoenix Companies Inc....11

    Consolidated Statement of Income (Unaudited)
    Three and Twelve Months Ended December 31, 2006 and 2005
    (in millions)

                                                            Three Months               Twelve Months
                                                     -------------------------    -------------------------
                                                         2006          2005           2006         2005
                                                     -----------   -----------    -----------   -----------
    REVENUES:
    Premiums                                          $   212.4     $   236.2      $   839.7     $   928.7
    Insurance and investment product fees                 147.9         131.3          577.1         514.7
    Broker-dealer commission and
     distribution fees                                      8.8           7.3           32.5          28.7
    Investment income, net of expenses                    282.9         281.7        1,052.2       1,102.6
    Net realized investment gains                          22.8          57.7           76.5          34.2
                                                     -----------   -----------    -----------   -----------
    Total revenues                                        674.8         714.2        2,578.0       2,608.9
                                                     -----------   -----------    -----------   -----------

    BENEFITS AND EXPENSES:
    Policy benefits, excluding policyholder
     dividends                                            331.0         349.0        1,331.5       1,376.7
    Policyholder dividends                                109.2          98.6          399.1         364.4
    Policy acquisition cost amortization                   30.5          65.0          148.7         132.1
    Intangible asset amortization                           7.8           8.2           32.0          33.8
    Intangible asset impairments                            -             -             32.5          10.6
    Interest expense on indebtedness                       12.4          12.4           49.2          46.6
    Interest expense on non-recourse
     collateralized obligations                             4.4           4.7           18.7          29.4
    Other operating expenses                              107.9         113.6          422.5         477.9
                                                     -----------   -----------    -----------   -----------
    Total benefits and expenses                           603.2         651.5        2,434.2       2,471.5
                                                     -----------   -----------    -----------   -----------

    Income from continuing operations before
     income taxes, minority interest and
     equity in earnings of affiliates                      71.6          62.7          143.8         137.4
    Applicable income taxes                                27.1          12.5           43.3          27.7
                                                     -----------   -----------    -----------   -----------
    Income from continuing operations before
     income taxes, minority interest and
     equity in earnings of affiliates                      44.5          50.2          100.5         109.7
    Minority interest in net income                        (0.2)          -             (0.6)         (0.6)
     of subsidiaries
                                                     -----------   -----------    -----------   -----------
    Income from continuing operations                      44.3          50.2           99.9         109.1
    Income (loss) from discontinued operations              -             -              -            (0.7)
                                                     -----------   -----------    -----------   -----------
    Net income                                        $    44.3     $    50.2      $    99.9     $   108.4
                                                     ===========   ===========    ===========   ===========

                                                    -more-

The Phoenix Companies Inc....12

Reconciliation of Income Measures (Unaudited)
Three and Twelve Months Ended December 31, 2006 and 2005
(in millions)

                                                            Three Months               Twelve Months
                                                     -------------------------    -------------------------
Reconciliation of Segment Income to                      2006          2005            2006        2005
 Net Income                                          -----------   -----------    -----------   -----------
   Segment Income (loss)
   Life insurance                                     $    83.8     $    36.1      $   209.7     $   180.5
   Annuities                                               (8.2)          8.7            4.0          12.0
                                                     -----------   -----------    -----------   -----------
   Life and annuity segment                                75.6          44.8          213.7         192.5
   Asset management segment                                (1.9)          1.2          (28.6)        (10.5)
   Venture capital segment                                  -             1.6            -            14.8
   Corporate and other segment                            (14.7)        (18.2)         (60.3)        (69.6)
                                                     -----------   -----------    -----------   -----------
   Total segment income, before                            59.0          29.4          124.8         127.2
    income taxes
   Applicable income taxes                                 22.7           1.8           36.6          25.5
                                                     -----------   -----------    -----------   -----------
   Total segment income                                    36.3          27.6           88.2         101.7

   Realized investment gains,
    after income taxes and other offsets                    9.5          23.9           21.8          18.5
   Realized gain (losses) from
    collateralized debt obligations                        (0.2)          1.2           (1.0)          1.3
   Income (loss) from discontinued
    operations, net of income taxes                         -             -              -            (0.7)
   Restructuring charges and other
    non-recurring items, net of
    income taxes                                           (1.3)         (2.5)          (9.1)        (12.4)
                                                     -----------   -----------    -----------   -----------
   Net income                                         $    44.3     $    50.2      $    99.9     $   108.4
                                                     ===========   ===========    ===========   ===========

Reconciliation of Asset Management Segment
 Income to Earnings Before Income Taxes,
 Depreciation and Amortization (EBITDA)
   Asset Management Segment Income (loss)             $    (1.9)    $     1.2      $   (28.6)    $   (10.5)
   Adjustments for:
      Intangible asset amortization and
       impairments                                          7.8           8.2           64.5          43.8
      Depreciation                                          0.2           0.4            1.0           1.7
                                                     -----------   -----------    -----------   -----------
   EBITDA                                             $     6.1     $     9.8      $    36.9     $    35.0
                                                     ===========   ===========    ===========   ===========

   Note: For additional information, see our financial supplement at PhoenixWealthManagement.com.

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